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EXHIBIT 10.1

THE NEW YORK TIMES COMPANY
2004 NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

1.     Purpose

        The purpose of The New York Times Company 2004 Non-Employee Directors' Stock Incentive Plan (the "Plan") is to secure for The New York Times Company (the "Company") and its stockholders the benefits of the incentive inherent in increased common stock ownership by the members of the Board of Directors (the "Board") of the Company who are not employees of the Company or any of its subsidiaries.

2.     Administration

        The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of any agreement embodying awards of stock options or restricted stock made under the Plan ("Options" and "Restricted Stock," respectively). The Board shall, subject to the provisions of the Plan, grant Options and Restricted Stock under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except in circumstances involving actual bad faith.

3.     Amount of Stock

        The stock which may be issued under the Plan will be the Class A Common Stock of the Company ("Common Stock"), of a total number not exceeding 500,000 shares, subject to adjustment as provided in Section 7 below. The stock to be issued pursuant to Options may be either authorized and unissued shares, treasury shares, issued shares acquired by the Company or its subsidiaries or any combination thereof. Unless the Board otherwise determines, Restricted Stock awards shall be made from treasury shares. In the event that (i) Options granted under the Plan shall terminate or expire without being exercised in whole or in part or (ii) Restricted Stock granted under the Plan shall be forfeited pursuant to Section 6, new Options may be granted and/or new awards of Restricted Stock may be made hereunder covering the shares not purchased or forfeited.

4.     Eligibility

        Each member of the Board who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive an Option or Restricted Stock in accordance with the specific provisions of Sections 5 and 6 below. The adoption of this Plan shall not be deemed to give any director any right to be granted an Option to purchase Common Stock or Restricted Stock except to the extent and upon such terms and conditions consistent with the Plan as may be determined by the Board.

5.     Terms and Conditions of Options

        Each Option granted under the Plan shall comply with the following terms and conditions and with any other terms and conditions not inconsistent with the Plan as shall be prescribed by the Board in its sole discretion and which may be contained in the agreement, if any, referred to in Section 2 above (or in any amendment thereto):

  (a)
  The Option exercise price shall be the Fair Market Value of the shares of Common Stock (as defined in Section 8(a) hereof) subject to such Option on the date the Option is granted.

  (b)
  Each year, as of the date of the Annual Meeting of Stockholders of the Company, each Non-Employee Director who has been elected or re-elected or who is continuing as a member of the Board as of the adjournment of the Annual Meeting shall automatically receive an Option for 4,000 shares of Common Stock, or such other amount as may be determined by the Board from time to time by resolution.

  (c)
  No Option shall be transferable otherwise than by (i) will or by the laws of descent and distribution and (ii) as provided in the next sentence. The Board may determine that Options granted to a Non-Employee Director or a specified group of Non-Employee Directors may be transferred by the Non-Employee Director to one or more members of the Non-Employee Director's immediate family, to a partnership or limited liability company whose only partners or members are members of the Non-Employee Director's immediate family, or to a trust established by the Non-Employee Director for the benefit of one or more members of the Non-Employee Director's immediate family. For this purpose, "immediate family" means the Non-Employee Director's spouse, parents, children (including adopted and step-children), grandchildren and the spouses of such parents, children (including adopted and step-children) and grandchildren. A transferee described in this subsection may not further transfer an Option. An Option transferred pursuant to this subsection shall remain subject to the provisions of the Plan and shall be subject to such other rules as the Board shall determine.

  (d)
  No Option or any part of an Option shall be exercisable:

  (i)
  before the Non-Employee Director has served one term-year as a member of the Board since the date the Option was granted (as used herein, the term "term-year" means that period from one Annual Meeting to the subsequent Annual Meeting), except as provided in subsection 5(d)(iv)(B) below;

  (ii)
  after the expiration of ten years from the date the Option was granted;

  (iii)
  unless notice of the exercise is given to the Company specifying the number of shares to be purchased and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise; such payment shall be made:

  (A)
  in United States dollars by certified check or bank draft (or by arranging, in a manner satisfactory to the Company, for a broker to promptly pay the purchase price to the Company), or

      (B)
      by tendering to the Company shares of Common Stock owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the cash exercise price applicable to such Option, or

      (C)
      any combination of the foregoing forms; and

    (iv)
    unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

    (A)
    if such a person shall cease to be such a Non-Employee Director for reasons other than Retirement (as defined in Section 8(a) hereof) or death, while holding an Option then exercisable that has not expired, such person, at any time within one year after the date he or she ceases to be such a Non-Employee Director (but in no event after the Option has expired under the provisions of subsection 5(d)(ii) above), may exercise the Option with respect to any shares of Common Stock as to which such person could have but has not exercised the Option on the date the person ceased to be such a Non-Employee Director;

    (B)
    if such a person shall cease to be such a Non-Employee Director by reason of Retirement or death while holding an Option (whether or not then exercisable) that has not expired, notwithstanding the provisions of subsection 5(d)(i) above, such person, or in the case of death (either while a Non-Employee Director or after Retirement), his or her executors, administrators, heirs, legatees or distributees, as the case may be, may, at any time until the expiration of such Option as provided in subsection 5(d)(ii) above, exercise the Option with respect to any shares of Common Stock as to which such person has not exercised the Option on the date the person ceased to be such a Non-Employee Director; and

    (C)
    if any person who has ceased to be such a Non-Employee Director for reasons other than death or Retirement shall die holding an Option, his or her executors, administrators, heirs, legatees or distributees, as the case may be, may, at any time within one year after the date of death (but in no event after the Option has expired under the provisions of subsection 5(d)(ii) above), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of death.

      In the event any Option is exercised by the executors, administrators, heirs, legatees or distributees of the estate of a deceased Non-Employee Director or by the guardian or legal representative of a disabled Non-Employee Director, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased Non-Employee Director's estate or the proper legatees or distributees thereof or the duly appointed guardian or legal representative of the disabled Non-Employee Director.

  (e)
  The Board may not authorize the amendment of any outstanding Option to reduce the Option exercise price. Furthermore, no Option may be cancelled and concurrently replaced with an Option having a lower exercise price. This paragraph is intended to prohibit the repricing of "underwater" Options and will not be construed to prohibit the adjustments provided for in Section 7.

6.     Terms and Conditions of Restricted Stock

        Each year, as of the date of the Annual Meeting of Stockholders of the Company, each Non-Employee Director who has been elected or re-elected or who is continuing as a member of the Board as of the adjournment of the Annual Meeting shall automatically receive a grant of such number of shares of Restricted Stock, as may be determined by the Board from time to time by resolution (which shall be the same number, and on the same terms, for all Non-Employee Directors). Each such award of Restricted Stock shall be subject to the following terms and conditions and to any other terms and conditions not inconsistent with the Plan as shall be prescribed by the Board in its sole discretion and which may be contained in the agreement, if any, referred to in Section 2 above (or in any amendment thereto):

  (i)
  Unless otherwise determined by the Board, the Company shall transfer treasury shares to each Non-Employee Director to whom an award of Restricted Stock has been made equal to the number of shares of Restricted Stock specified in the award, which award shall be determined by the Board from time to time by resolution. The Company may either (A) hold the certificates representing such shares of Restricted Stock for the Non-Employee Director or (B) take other steps to restrict the Non-Employee Director's ability to transfer such shares, in either case for the period of time during which such shares shall remain subject to the restrictions set forth in the award (the "Restricted Period"). Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by a Non-Employee Director during the Restricted Period. Except for the restrictions set forth herein and unless otherwise determined by the Board, a Non-Employee Director shall have all the rights of a stockholder with respect to the shares of Restricted Stock comprising his or her award, including, but not limited to, the right to vote and the right to receive dividends (which, if in shares of Common Stock, shall be Restricted Stock under the same terms and conditions).

  (ii)
  The Restricted Period shall commence upon the date of the award (which, unless otherwise specified by the Board, shall be the date the Restricted Stock is transferred to the Non-Employee Director) and, unless sooner terminated as otherwise provided herein, shall continue for such period of time as specified by the Board in the award. The Restricted Period for Restricted Stock shall be at least (A) one year in the case of Restricted Stock having restrictions based on performance-based criteria and (B) three years in the case of Restricted Stock having restrictions based solely on the passage of time.

  (iii)
  If certificates are issued in respect of shares of Restricted Stock transferred to a Non-Employee Director under an award registered in the name of the Non-Employee Director, such certificate shall bear the following (or a similar legend):

        "THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE NEW YORK TIMES COMPANY 2004 NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN (THE "PLAN") APPLICABLE TO RESTRICTED STOCK AND TO THE RESTRICTED STOCK AGREEMENT DATED                    (THE "AGREEMENT"), AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, HYPOTHECATED, OR OTHERWISE DISPOSED OF OR ENCUMBERED IN ANY MANNER DURING THE RESTRICTED PERIOD SPECIFIED IN SUCH AGREEMENT. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

  (iv)
  Unless the Board shall otherwise determine in the award, if a Non-Employee Director ceases to be a member of the Board by reason of death or Retirement, the Restricted Period covering all shares of Restricted Stock transferred or issued to such Non-Employee Director under the Plan shall immediately lapse.

  (v)
  Unless the Board shall otherwise determine in the award or otherwise determine at or after the date of grant, if a Non-Employee Director ceases to be a member of the Board other than due to a condition described in subsection 6 (iv) above, all shares of Restricted Stock owned by such Non-Employee Director for which the Restricted Period has not lapsed shall revert back to the Company as of the date such Non-Employee Director ceases to be a member of the Board.

  (vi)
  Upon the lapse of the Restricted Period with respect to any shares of Restricted Stock, such shares shall no longer be subject to the restrictions imposed in the award and shall no longer be considered Restricted Stock for the purposes of the award and the Plan, and the Company shall take all appropriate steps to effect the foregoing.

7.     Adjustment in the Event of Change in Stock

        In the event of changes in the outstanding Common Stock of the Company by reason of dividends (other than cash dividends), recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number and class of shares available under the Plan, the number, class and the price of shares of Common Stock subject to outstanding Options and the number of shares constituting an Option grant under Section 5(b) hereof, shall be appropriately adjusted by the Board, whose determination shall be conclusive.

8.     Miscellaneous Provisions

  (a)
  The following terms shall have the meanings specified below:

    (i)
    "Fair Market Value" means the arithmetic mean of the highest and lowest sale prices of the Common Stock as reported on The New York Stock Exchange ("NYSE") (or such other national securities exchange on which the Common Stock may be listed at the time of determination, and if the Common Stock is listed on more than one exchange, then on the one located in New York or if the Common Stock is listed only on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), then on such system) on the date of the grant or other date on which the Common Stock is to be valued hereunder. If no sale shall have been made on the NYSE, such other exchange or the NASDAQ on such date or if the Common Stock is not then listed on any exchange or on the NASDAQ, Fair Market Value shall be determined by the Board in accordance with Treasury Regulations applicable to incentive stock options.

    (ii)
    "Retirement" means (A) retirement from the Board at the age of 70, (B) retirement from the Board once the Non-Employee Director is at least age 60 and has served at least five years on the Board, (C) retirement from the Board under such extraordinary circumstances as the Board determines at the time constitute a retirement or (D) resignation from the Board by reason of disability.

  (b)
  Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option or be awarded Restricted Stock under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

  (c)
  A Non-Employee Director's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of any Non-Employee Director's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

  (d)
  No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws and regulations.

  (e)
  It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option or the award of Restricted Stock (or, as the case may be, to deliver share certificates upon the lapse of the Restricted Period), that the respective Non-Employee Director (or, in the case of an Option, any beneficiary or person entitled to act under subsection 5(d)(iv) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue shares of Common Stock (or certificates therefor).

  (f)
  The expenses of the Plan shall be borne by the Company.

  (g)
  The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise or award of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Company's general creditors.

  (h)
  By accepting any Option, Restricted Stock or other benefit under the Plan, each Non-Employee Director and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

  (i)
  It is the intent of the Company that the transactions involving options under the Plan comply in all respects with Rule 16b-3 and/or Rule 16b-6 or any successor rules under the Securities Exchange Act of 1934, as amended, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention. The Board may adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

9.     Amendment or Discontinuance

        The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that except as provided in Section 7 above, the Board may not, without further approval by a majority of the votes cast by holders of shares of Class A and Class B Common Stock of the Company, in person or by proxy, at a duly called meeting of stockholders and entitled to vote thereon, voting together as one class:

    •
    increase the maximum number of shares of Common Stock as to which Options or Restricted Stock may be granted under the Plan;

    •
    decrease the Option exercise price described in subsection 5(a) above;

    •
    extend the period during which Options or Restricted Stock may be granted or exercised under the Plan or change the class of persons eligible to receive Options or Restricted Stock under the Plan; or

    •
    amend subsection 5(e) above.

        Subject to the provision of Section 8(i) hereof relating to Rule 16b-3 and Rule 16b-6, no amendment of the Plan shall materially and adversely effect any right of any Non-Employee Director with respect to any Option or Restricted Stock theretofore granted without such Non-Employee Director's written consent.

10.   Termination

        This Plan shall terminate upon the earlier of the following dates or events to occur:

  (a)
  upon the adoption of a resolution of the Board terminating the Plan; or

  (b)
  the date of the Annual Meeting of Stockholders in the year 2014.

11.   Effective Date of Plan

        The Plan became effective as of April 13, 2004 upon the approval of the adoption of the Plan by a majority of the votes cast by holders of shares of Class A and Class B Common Stock of the Company, in person or by proxy, at the 2004 Annual Meeting of Stockholders, voting together as a single class.

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THE NEW YORK TIMES COMPANY 2004 NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN